SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 15, 2004


                            BRANDPARTNERS GROUP INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


DELAWARE                           0-16530                      13-3236325
--------                           -------                      ----------
(STATE OR OTHER JURISDICTION)      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION)                                              IDENTIFICATION)


                       10 MAIN STREET, ROCHESTER, NH 03839

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 732-3999
                                 --------------


                                       N/A

      (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 8.01 OTHER EVENTS

The registrant with the signing of recent agreements has year to date reached approximately $39 million in bookings for design/build creative and fixture sales.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BRANDPARTNERS GROUP INC.

Date: October 15, 2004
                                  By: /S/  JAMES F. BROOKS
                                  James F. Brooks President and
                                  Chief Executive Officer